UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2009

Broder Bros., Co.

(Exact name of registrant as specified in its charter)

Michigan	333-110029	38-1911112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Neshaminy Interplex, 6th Floor

Trevose, Pennsylvania 19053

(Address of Principal executive offices, including Zip Code)

(215) 291-6140

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 25, 2009, Broder Bros., Co. (the “Company”) promoted Norman Hullinger, age 49, to Executive Vice President and Chief Operating Officer from Senior Vice President of Operations. Mr. Hullinger joined the Company as Vice President of Operations in March 2003 and was named Senior Vice President of Operations in November 2005. The terms of Mr. Hullinger’s employment agreement remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRODER BROS., CO.

/s/ Martin J. Matthews
Date: February 27, 2009	Name:	Martin J. Matthews
	Title:	Chief Financial Officer

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